Fees Summary	Oct. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,006,161.80
Previously Paid Amount	0.00
Total Fee Amount	138.95
Total Offset Amount	0.00
Net Fee	$ 138.95